                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

                                 APRIL 17, 2000
                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED FEBRUARY 2, 2000)

                             ALR TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               15496 Bel-Red Road
                                   Suite 310
                         Redmond, Washington 98052 5507
                                      Tel:
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                 (425) 376-2578
                         REGISTRANT'S TELEPHONE NUMBER

         Nevada                      0-30414                   88-0225807
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER ID #)

           Nevada                                                  -
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
     OF INCORPORATION)

Item 7. Financial Statements and Exhibits

(b) Pro forma financial information

The following unaudited pro forma financial information is based on the historical consolidated financial statements of the Registrant giving effect to the terms of the settlement agreement dated February 2, 2000 pursuant to which the Company acquired 11,000,000 of its own common shares for cancellation. The unaudited pro forma financial statements and accompanying notes may not be indicative of the results that actually would have occurred if the transaction had taken place on the date indicated nor do they represent a basis for assessing future performance. The unaudited pro forma financial statements should be used in conjunction with the historical statements of the Registrant.

The unaudited pro forma consolidated balance sheet at December 31, 1999 and the unaudited pro forma consolidated statement of loss for the year ended December 31, 1999 have been prepared on the assumption that the transaction had occurred at the beginning of the fiscal year of the Registrant. The principal adjustments relate to: (1) the recognition of the acquisition of 11,000,000 common shares paid partly through an offset against loans and advances previously made to one of the vendors and partly from funds obtained through a loan bearing interest at the US bank prime rate and (2) interest on the loan payable for the year.

ALR Technologies Inc.
Pro Forma Consolidated Balance Sheet
December 31, 1999 (Unaudited)

---------------------------------------------------------------------------------------------------
                                                              Pro Forma Adjustments     Pro Forma
                                                Dec 31/99        (1)          (2)        Results
---------------------------------------------------------------------------------------------------
Assets
Current assets:
  Cash                                         $     7,261                              $     7,261
  Accounts receivable, net                         192,419                                  192,419
  Inventories                                      106,644                                  106,644
  Prepaid expenses, deposits and advances           61,858      (55,291)                      6,567
---------------------------------------------------------------------------------------------------
                                                   368,182      (55,291)                    368,182
Fixed assets, net                                   26,714                                   26,714
---------------------------------------------------------------------------------------------------
                                               $   394,896      (55,291)                $   339,605
===================================================================================================
Liabilities & Shareholders' Equity (Deficit)
Current liabilities:
  Bank loan                                    $   381,071                              $   381,071
  Accounts payable & accrued liabilities           509,715                    6,500         516,215
  Loan payable                                           0       81,280                      81,280
  Current portion of long term debt                290,953                                  290,953
---------------------------------------------------------------------------------------------------
                                                 1,181,739       81,280       6,500       1,269,519
Long term debt                                      13,613                                   13,613
Shareholders' equity (deficit)
  Capital stock                                     32,078      (11,000)                     21,078
  Additional paid in capital                     1,245,759     (125,571)                  1,120,188
  Deficit                                       (2,100,570)                  (6,500)     (2,107,070)
  Accumulated other comprehensive income            22,277                                   22,277
---------------------------------------------------------------------------------------------------
                                                  (800,456)    (136,571)     (6,500)       (943,527)
---------------------------------------------------------------------------------------------------
                                               $   394,896      (55,291)          0     $   339,605
===================================================================================================

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ALR Technologies Inc.
Pro Forma Consolidated Statement of Loss
Year Ended December 31, 1999 (Unaudited)

---------------------------------------------------------------------------------------------------
                                                                Pro Forma Adjustments    Pro Forma
                                                    Dec 31/99      (1)        (2)         Results
---------------------------------------------------------------------------------------------------
Sales                                               $  458,618                           $  458,618
Cost of sales
  Cost of goods sold                                   388,903                              388,903
  Loss on write-down of inventory                       89,285                               89,285
---------------------------------------------------------------------------------------------------
                                                       478,188                              478,188
---------------------------------------------------------------------------------------------------
                                                       (19,570)                             (19,570)
Operating expenses
  Depreciation                                          12,116                               12,116
  Development costs                                     61,318                               61,318
  Foreign exchange (gain) loss                          (1,783)                              (1,783)
  Interest                                              23,005               6,500           29,505
  Loss on write-down of fixed assets                    12,217                               12,217
  Professional fees                                    471,772                              471,772
  Rent                                                  60,562                               60,562
  Selling, general and administrative                  254,161                              254,161
  Wages and benefits                                   229,027                              229,027
---------------------------------------------------------------------------------------------------
                                                     1,122,395               6,500        1,128,895
---------------------------------------------------------------------------------------------------
Net loss for the year                               $1,141,965               6,500       $1,148,465
===================================================================================================
Loss per share                                      $     0.04                           $     0.06
===================================================================================================
Weighted average shares outstanding                 30,747,841                           19,747,841
===================================================================================================

ALR Technologies Inc.
Notes to the Pro Forma Consolidated Financial Information
Year Ended December 31, 1999 (Unaudited)

(1) To record the acquisition of 11,000,000 common shares of the Company for $200,000 Cdn paid paid partly through an offset against loans and advances previously made to one of the vendors and partly from funds obtained through a loan.

(2) To record interest on the loan payable for the year ended December 31, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALR Technologies Inc.

                                          By: /s/ Sidney Chan
                                              --------------------
                                          Sidney Chan, President

Date:  April 17, 2000